UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2003

HAVERTY FURNITURE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland		58-0281900
(State or other jurisdiction of	1-14445	(I.R.S. Employer
incorporation or organization)	(Commission File Number)	Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia		30342
(Address of principal executive officers)		(Zip Code)

Registrant’s telephone number, including area code: (404) 443-2900

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EX-99.1 NEWS RELEASE

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) EXHIBITS

99.1 Press Release of Haverty Furniture Companies, Inc., dated April 10, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

      Information required by Item 12 is being provided under this Item 9 pursuant to SEC interim filing guidance.

      On April 10, 2003, Haverty Furniture Companies, Inc. (the “Company”) issued a press release announcing the Company’s sales results for March 2003 and sales results for its first quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
(Registrant)

Date: April 15, 2003	By:	/s/ Jenny H. Parker

Jenny H. Parker
Vice President,
Secretary and Treasurer

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